Exhibit 1


                            UNDERWRITING AGREEMENT
                             (Capital Securities)

                                                             __________, 199_

MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
1585 Broadway
New York, New York  10036

Dear Sirs:

     We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that MSDW Capital Trust ( ) (the "Issuer Trust"), a statutory business trust created under the Delaware Business Trust Act, proposes to issue and sell (number and title of capital securities) Capital Securities (the "Firm Capital Securities"). (The Issuer Trust also proposes to issue and sell to
the several Underwriters  not more than an additional  (                    )
Capital Securities (the "Additional Capital Securities") if and to the extent that we, as Manager of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Capital Securities granted to the Underwriters herein.) The Firm Capital Securities (and the Additional Capital Securities) are hereinafter collectively referred to as the "Offered Capital Securities."

     It is understood that substantially contemporaneously with the closing of the sale of the Offered Capital Securities to the Underwriters contemplated hereby, (i) the Issuer Trust, its trustees (the "Issuer Trustees"), its administrators (the "Administrators") and Morgan Stanley, Dean Witter, Discover & Co. (the "Company") shall enter into an Amended and Restated Trust Agreement in substantially the form of the Form of the Amended and Restated Trust Agreement attached as Exhibit 4-l to the Registration Statement referred to below (the "Trust Agreement"), pursuant to which the Issuer Trust shall (x) issue and sell the Offered Capital Securities to the Underwriters pursuant hereto and (y) issue shares of its Common Securities (the "Common Securities" and, together with the Offered Capital Securities, the "Trust Securities") to the Company, in each case with such rights and obligations as shall be set forth in such Trust Agreement, (ii) the Company and The Bank of New York, as Trustee, acting pursuant to a Junior Subordinated Debt Indenture dated as of ( ), 1998 shall provide for the issuance of $ principal amount of the Company's % Junior Subordinated Deferrable Interest Debentures due (the "Junior Subordinated Debentures"),
(iii) the Company shall sell such Junior Subordinated Debentures to the Issuer Trust and the Issuer Trust shall purchase such Junior Subordinated Debentures with proceeds of the sale of the Offered Capital Securities to the Underwriters contemplated hereby and of the Common Securities to the Company and (iv) the Company and The Bank of New York, as Guarantee Trustee, shall enter into a Guarantee Agreement in substantially the form of the Form of the Guarantee Agreement attached as Exhibit 4-x of the Registration Statement referred to below (the "Guarantee") for the benefit of holders from time to time of the Offered Capital Securities.

     Subject to the terms and conditions set forth or incorporated by reference herein, the Issuer Trust hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate number of Firm Capital Securities set forth below opposite their names at a purchase price of $ per Firm Capital Security, (the "Purchase Price"), provided, that the Company shall pay to the Underwriters' compensation equal to $ per Firm Capital Security:

                                                             Number of
                                                      Firm Capital Securities
Underwriter                                               To Be Purchased



(Dean Witter Reynolds Inc.)
(Morgan Stanley & Co. Incorporated)
(Insert syndicate list)


                                                          ___________________

Total......                                                 =================

(Subject to the terms and conditions set forth or incorporated by reference herein, the Issuer Trust hereby agrees to sell to the Underwriters the Additional Capital Securities and the Underwriters shall have a one-time
right to purchase, severally and not jointly, up to (                       )
Additional  Capital Securities at the Purchase  Price plus accrued dividends,
if any, from (                         ) to the date of payment and delivery,
provided, that the Company shall pay to the Underwriters' compensation equal to $ per Additional Capital Security. Additional Capital Securities may be purchased as provided herein solely for the purpose of covering over-
allotments made in connection with the offering of the Firm Capital Securities. If any Additional Capital Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Capital Securities (subject to such adjustments to eliminate fractional Additional Capital Securities as you may determine) that bears the same proportion to the total number of Additional Capital Securities to be purchased as the number of Firm Capital Securities set forth above opposite the name of such Underwriter bears to the total number of Firm Capital Securities.)

     The Underwriters will pay for the Firm Capital Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 a.m. (New York time) on , 199_, or at such other time, not later than 5:00 p.m. (New York time) on , 199_, as shall be designated by us. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

     (Payment for any Additional Capital Securities shall be made to the Issuer Trust in immediately available funds at the offices referred to above on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) shall be designated in a written notice from us to the Company of our determination, on behalf of the Underwriters, to purchase a number, specified in said notice, of Additional Capital Securities, or on such other date, in any event not later than (
                     ), as shall be designated in writing by us. The time and date of such payment are hereinafter referred to as the "Option Closing Date." The notice of the determination to exercise the option to purchase Additional Capital Securities and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

     The several obligations of the Underwriters to purchase Additional Capital Securities hereunder are subject to the delivery to us on the Option Closing Date of such documents as we may reasonably request with respect to the good standing of the Company, the due authorization and issuance of Additional Capital Securities and other matters related to the issuance of the Additional Capital Securities.)

     The Offered Securities shall have the terms set forth in the  Prospectus
dated                ,  1998, and  the Prospectus  Supplement dated   , 199_,
including the following:

Terms of Offered Capital Securities

     Designation of the Series of Capital Securities:

     Issuer of Offered Capital Securities:        MSDW Capital Trust (  )

     Aggregate Number of Capital Securities:

     Price to Public:

     Purchase Price:

     Underwriters' Compensation per Capital Security:

     Closing Date:

     Form:

     Other Terms:

     Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

     Except as set forth below, all provisions contained in the document entitled Underwriting Agreement Standard Provisions dated ( ), 1998 relating to the Debt Securities of Morgan Stanley, Dean Witter, Discover & Co. and the Capital Securities of MSDW Capital Trust I, MSDW Capital Trust II, MSDW Capital Trust III, MSDW Capital Trust IV and MSDW Capital Trust V (fully and unconditionally guaranteed to the extent described therin by Morgan Stanley, Dean Witter, Discover & Co. (the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Capital Security or a related Junior Subordinated Debenture shall not be deemed to be a part of this Agreement and
(iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                         Very truly yours,

                         (DEAN WITTER REYNOLDS INC.)

                         (MORGAN STANLEY & CO.
                         INCORPORATED)

                         (Name of Other Lead Managers)

                         On behalf of themselves and the other Underwriters named herein

                         By  MORGAN STANLEY & CO.
                             INCORPORATED


                         By:
                             Name:
                             Title:

Accepted:

MORGAN STANLEY, DEAN WITTER,
 DISCOVER & CO.


By:
    Name:
    Title:


MSDW CAPITAL TRUST (      )
By: Morgan Stanley, Dean Witter,
Discover & Co., as Depositor


By:
    Name:
    Title:

                            UNDERWRITING AGREEMENT
                              (Debt Securities)


                                                          _____________, 199_


Morgan Stanley, Dean Witter, Discover & Co.
1585 Broadway
New York, New York  10036

Dear Sirs:

     We  (the  "Manager")  are  acting   on  behalf  of  the  underwriter  or
underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Morgan Stanley, Dean Witter, Discover & Co., a Delaware corporation (the
"Company"), proposes to  issue and sell $   aggregate principal amount of
(the "Offered Debt Securities").

     Subject  to  the terms  and  conditions  set  forth or  incorporated  by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate principal amount of the Offered Debt Securities set forth below opposite their names at a
purchase price of  , plus accrued interest,  if any, from                  to
the date of payment and delivery (the "Purchase Price").

                                                              Number of
                                                      Offered Debt Securities
Underwriter                                                To Be Purchased



(Dean Witter Reynolds Inc.)
(Morgan Stanley & Co. Incorporated)
(Insert syndicate list)


                                                          ___________________

Total......                                                 =================

     The Underwriters will pay for the Offered Debt Securities upon delivery thereof at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 a.m. (New York time) on , 199_, or at such other time, not later than 5:00 p.m. (New York time) on , 199_, as shall be designated by us. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

     The Offered Debt Securities shall be issued pursuant to the (Senior) (Junior) (Subordinated) Indenture and shall have the terms set forth in the Prospectus dated , 1998, and the Prospectus Supplement dated , 199_, including the following:

Terms of Offered Securities

     Maturity Date:

     Interest Rate:

     Redemption Provisions:

     Interest Payment Dates: _________________, commencing ____________ (Interest accrues from ____________)

     Form and Denomination:

     Ranking:

     Other Terms:

     Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

     Except as set forth below, all provisions contained in the document entitled Underwriting Agreement Standard Provisions dated , 1998 relating to the Debt Securities of Morgan Stanley, Dean Witter, Discover & Co. and the Capital Securities of MSDW Capital Trust I, MSDW Capital Trust II, MSDW Capital Trust III, MSDW Capital Trust IV and MSDW Capital Trust V (fully and unconditionally guaranteed to the extent described therein by Morgan Stanley, Dean Witter, Discover & Co.(the "Standard Provisions"), a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Debt Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                    Very truly yours,


                    (DEAN WITTER REYNOLDS INC.)

                    (MORGAN STANLEY & CO.
                      INCORPORATED)

                    (Name of Other Lead Managers)

                    On behalf of themselves and the other Underwriters named herein

                    By  MORGAN STANLEY & CO.
                        INCORPORATED


                    By:
                        Name:
                        Title:


Accepted:

MORGAN STANLEY, DEAN WITTER,
 DISCOVER & CO.


By:
    Name:
    Title:

                 MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               DEBT SECURITIES

                             MSDW CAPITAL TRUST I
                            MSDW CAPITAL TRUST II
                            MSDW CAPITAL TRUST III
                            MSDW CAPITAL TRUST IV
                             MSDW CAPITAL TRUST V

                              CAPITAL SECURITIES
  (Fully and unconditionally guaranteed, to the extent described herein, by
                 Morgan Stanley, Dean Witter, Discover & Co.)


                            UNDERWRITING AGREEMENT


                             STANDARD PROVISIONS


                                           , 1998


     From time to time, Morgan Stanley, Dean Witter, Discover & Co., a Delaware corporation (the "Company"), may, either itself or together with any one of MSDW Capital Trust I, MSDW Capital Trust II, MSDW Capital Trust III, MSDW Capital Trust IV or MSDW Capital Trust V (each an "Issuer Trust," and collectively the "Issuer Trusts"), enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

     The Company proposes from time to time (a) to issue its debt securities (the "Debt Securities") or (b) to cause one or more of the Issuer Trusts to issue its capital securities ("Capital Securities") guaranteed by the Company to the extent described in the Prospectus (as defined below) with respect to distributions and amounts payable upon liquidation or redemption pursuant to a Capital Securities Guarantee Agreement to be dated as of a date specified in the Underwriting Agreement executed and delivered by the Company and The Bank of New York, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Capital Securities (the "Guarantee").

     If the Company proposes to issue Capital Securities, the specified Issuer Trust will use the proceeds from the sale of the Capital Securities and the sale of Common Securities (as defined below) to purchase from the Company an aggregate principal amount of its Junior Subordinated Deferrable Interest Debentures (the "Junior Subordinated Debentures") equal to the aggregate liquidation amount of the Capital Securities and Common Securities issued by such Issuer Trust. The Junior Subordinated Debentures will be
issued under a Junior Subordinated Indenture to be  dated as of             ,
1998 between the Company and The Bank of New York, as trustee (the "Debt Securities Trustee") (as amended and supplemented from time to time the "Junior Subordinated Debt Indenture"). With respect to any issuance of Capital Securities by an Issuer Trustee, the Company will also be the holder of one hundred percent of the common securities representing undivided beneficial interests in the assets of the specified Issuer Trust (the "Common Securities" and together with the Capital Securities, the "Trust Securities"). Each Issuer Trust will have been created under Delaware law pursuant to the filing of a Certificate of Trust (each, a "Certificate of Trust") with the Secretary of State of the State of Delaware, and will be governed by an Amended and Restated Trust Agreement (each, a "Trust Agreement") among the Company, as depositor, The Bank of New York, as Property Trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee") (collectively, the "Issuer Trustees"), and two individuals who will be selected by the holders of the Common Securities and the holders from time to time of the Trust Securities. The Company, as holder of the Common Securities of each Issuer Trust, has appointed the Issuer Trustees and two individuals who are employees or officers of or affiliated with the Company to act as administrators with respect to the Issuer Trust (the "Administrators"). The Bank of New York, as Property Trustee, will act as Indenture Trustee for the purposes of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

     If the Company proposes to issue Debt Securities, such Debt Securities will be issued pursuant to one of the following indentures: (i) the Senior Debt Indenture dated as of April 15, 1989, as supplemented by a First Supplemental Senior Indenture dated as of May 15, 1991, a Second Supplemental Senior Indenture dated as of April 15, 1996 and a Third Supplemental Senior Indenture dated as of June 1, 1997 (as so supplemented, the "Senior Debt Indenture"), (ii) the Subordinated Debt Indenture dated as of April 15, 1989, as supplemented by a First Supplemental Subordinated Indenture dated as of May 15, 1991, a Second Supplemental Subordinated Indenture dated as of April 15, 1996 and a Third Supplemental Subordinated Indenture dated as of June 1, 1997 (as so supplemented, the "Senior Subordinated Debt Indenture") or (iii) the Junior Subordinated Debt Indenture.

     The Company and the Issuer Trusts have filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to the Debt Securities, the Capital Securities and the Guarantee (collectively, the "Securities") and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), specifically relating to the Securities offered pursuant to this Agreement ("Offered Debt Securities," the "Offered Capital Securities" and the "Offered Guarantee" and, together, the "Offered Securities"). The term Registration Statement means the registration statement as amended to the date of this Agreement. The term Basic Prospectus means the prospectus included in the Registration Statement. The term Prospectus means the Basic Prospectus together with the Prospectus Supplement. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The term "Contract Securities" means the Offered Securities, if any, to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

     1.   Representations and Warranties.  Each of the specified
          ------------------------------
Issuer Trust and the Company jointly and severally represents and warrants to each of the Underwriters as of the date of the Underwriting Agreement (except in the case of an offering of Debt Securities only, in which case only the Company will so represent and warrant and those representations and warranties related to any Issuer Trust or offering of Capital Securities shall not apply):

     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

     (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply
(A) to statements or omissions in the Registration Statement or the Prospectus based upon information concerning any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to those parts of the Registration Statement that constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of the trustees referred to in the Registration Statement.

     (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

     (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

     (e) The Issuer Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, is a "grantor trust" for Federal income tax purposes, has the power and authority to conduct its business as presently conducted and as described in the Prospectus and is not required to be authorized to do business in any other jurisdiction.

     (f) This Agreement has been duly authorized, executed and delivered by each of the Issuer Trust and the Company.

     (g) Each of the Senior Debt Indenture, the Senior Subordinated Debt Indenture and the Junior Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act and each of the Senior Debt Indenture and the Senior Subordinated Debt Indenture has been duly authorized, executed and delivered by the Company or by Morgan Stanley Group Inc. (a predecessor to the Company) ("Morgan Stanley") and assumed by the Company and the Junior Subordinated Debt Indenture has been duly authorized by the Company and each of the Senior Debt Indenture and the Senior Subordinated Debt Indenture is, and, upon execution and delivery by the Company of the Junior Subordinated Debt Indenture will be, a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (h) The Offered Debt Securities or, in the case of an offering of Capital Securities, the Junior Subordinated Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the relevant Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities (or, in the case of an offering of Capital Securities, paid for as described in the Prospectus), or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of Contract Securities, will be entitled to the benefits of the relevant Indenture, and will be valid and legally binding obligations of the Company, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (i) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (j) The Guarantee has been qualified under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company (and assuming due authorization, execution and delivery by the Guarantee Trustee), will, as of the Closing Date, be a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (k) The Trust Agreement has been qualified under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company (and assuming due authorization, execution and delivery thereof by each party thereto other than the Company), will, as of the Closing Date, be a valid and binding agreement of the Company, the Issuer Trustees and the Administrators, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as rights to indemnification may be limited under applicable law.

     (l) The Offered Capital Securities have been duly authorized by the Trust Agreement and, when executed and authenticated in accordance with the provisions of the Trust Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Issuer Trust, and the issuance of such Offered Capital Securities will not be subject to any preemptive or similar rights. Holders of the Offered Capital Securities will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered to the Company against payment therefor as described in the Prospectus, will be validly issued undivided beneficial interests in the assets of the Issuer Trust, and the issuance of such Common Securities will not be subject to any preemptive rights.

     (m) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Senior Debt Indenture, the Senior Subordinated Debt Indenture, the Junior Subordinated Indenture, the Trust Agreement, the Guarantee, the Debt Securities, the Junior Subordinated Debentures and any Delayed Delivery Contracts, will not contravene any provision of applicable law, the Trust Agreement or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Senior Debt Indenture, the Senior Subordinated Debt Indenture, the Junior Subordinated Indenture, the Trust Agreement, the Guarantee, the Debt Securities, the Junior Subordinated Debentures and any Delayed Delivery Contracts, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Offered Securities; provided, however, that no representation is made as to whether the purchase of the Offered Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or
Section 4975 of the Internal Revenue Code of 1986, as amended.

     (n) The execution and delivery by the Issuer Trust of, and the performance by the Issuer Trust of its obligations under, this Agreement will not contravene any provision of applicable law or the Trust Agreement or any agreement or other instrument binding upon the Issuer Trust, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer Trust, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Issuer Trust of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities; provided, however, that no representation is made as to whether the purchase of the Offered Capital Securities constitutes a "prohibited transaction" under 406 of the Employment Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

     (o)  There  has  not  occurred  any  material  adverse  change,  or  any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Issuer Trust or the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the date of the Underwriting Agreement).

     (p) The Issuer Trust is not, and after giving effect to the offering and sale of the Offered Capital Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined under the Investment Company Act of 1940, as amended.

     (q) There are no legal or governmental proceedings pending or threatened to which the Issuer Trust or the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Issuer Trust or the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

     (r) Each of the Issuer Trust and the Company and its consolidated subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

     (s) Dean Witter Reynolds Inc. is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

     (t) Morgan Stanley & Co. Incorporated is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

     (u) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

     2.   Delayed Delivery Contracts.  If the Prospectus provides
          --------------------------
for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

     If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; and such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

     3.   Public Offering.  The Issuer Trust and the Company are
          ---------------
advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

     4.   Purchase and Delivery.  Except as otherwise provided in
          ---------------------
this Section 4, payment for the Underwriters' Securities shall be made to the Issuer Trust or the Company, as applicable, in immediately available funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations or amounts, as the case may be, as the Manager shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

     Delivery on the Closing Date of any Underwriters' Securities (i) that are Debt Securities in bearer form or Capital Securities in bearer form shall be effected by delivery of a single temporary global Security without coupons (the "Temporary Global Security") evidencing the Offered Securities that are Debt Securities in bearer formor Capital Securities in bearer form to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System ("Euro-clear"), and for Cedel Bank, Soci t Anonyme ("Cedel") for credit to the respective accounts at Euro-clear or Cedel of each Underwriter or to such other accounts as such Underwriter may direct. Any Temporary Global Security shall be delivered to the Manager not later than the Closing Date, against payment of funds to the Issuer Trust or the Company, as applicable, in the amount (or the net amount, if applicable, in the case of Offered Debt Securities) due to the Issuer Trust or the Company for such Temporary Global Security by the method and in the form set forth herein. The Issuer Trust or the Company, as applicable, shall cause global and, if applicable, definitive Debt Securities in bearer form or Capital Securities in bearer form to be prepared and delivered in exchange for such Temporary Global Security in such manner and at such time as may be provided in or pursuant to the Senior Debt Indenture, the Senior Subordinated Debt Indenture or the Junior Subordinated Debt Indenture, as the case may be; provided, however, that the Temporary Global Security shall be exchangeable for other Debt Securities in bearer form or Capital Securities in bearer form only on or after the date specified for such purpose in the Prospectus.

     5.   Conditions to Closing.  The several obligations of the
          ---------------------
Underwriters hereunder are subject to the following conditions:

     (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date,

          (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its consolidated subsidiaries, taken as a whole, or, with respect to an offering of Capital Securities, the Issuer Trust, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the execution and delivery of the Underwriting Agreement), that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus; and

          (iii) the Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chairman of the Board, the President, the Chief Financial Officer, the Chief Strategic and Administrative Officer, the Chief Legal Officer, the Treasurer, any Assistant Treasurer of the Company, or any other person authorized by the Board of Directors of the Company to execute any such written statement (an "Executive Officer"), and, in the case of an offering of Capital Securities, a certificate, dated the Closing Date and signed by an Administrator of the Issuer Trust,

               (A) to the effect set forth in clause (i) above (in the case of the certificate signed by an executive officer of the Company); and

               (B) to the effect that the representations and warranties of the Company and, in the case of an offering of Capital Securities, the Issuer Trust contained in this Agreement are true and correct as of the Closing Date and that each of the Company and the Issuer Trust, as applicable, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

     The Executive Officer or Administrator signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

     (b) The Manager shall have received on the Closing Date an opinion of Brown & Wood LLP, counsel to the Company, or of other counsel satisfactory to the Manager and who may be an officer of the Company, dated the Closing Date, to the effect that:

          (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

          (ii) each of Dean Witter Reynolds Inc., Greenwood Trust Company, Morgan Stanley & Co. Incorporated and Morgan Stanley International Incorporated (the "Material Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

          (iii) each of the Company and its Material Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

          (iv) (A) each of the Senior Debt Indenture, the Senior Subordinated Debt Indenture and the Junior Subordinated Debt Indenture has been duly qualified under the Trust Indenture Act, (B) each of the Third Supplemental Senior Indenture, the Third Supplemental Subordinated Indenture and the Junior Subordinated Debt Indenture has been duly authorized, executed and delivered by the Company, (C) each of the Senior Debt Indenture and the Senior Subordinated Debt Indenture has been assumed by the Company and (D) each of the Senior Debt Indenture, the Subordinated Indenture and the Junior Subordinated Indenture is a valid and binding agreement of the Company, enforceable in accordance with its terms except in each case as (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (v) the Offered Debt Securities or, in the case of an offering of Capital Securities, the Junior Subordinated Debentures, have been duly authorized and, when executed and authenticated in accordance with the provisions of the relevant Indenture and delivered to and paid for (A) in the case of an offering of Debt Securities by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, and (B) in the case of an offering of Capital Securities, as described in the Prospectus, will be entitled to the benefits of the relevant Indenture and will be valid and binding obligations of the Company, in each case enforceable in accordance with their terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (vi) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

          (vii) the Guarantee has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (ix) the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their respective terms except as the enforceability thereof (a) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (x) the execution and delivery by the Issuer Trust of, and the performance of its obligations under, the Underwriting Agreement and the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the relevant Indenture and the Offered Debt Securities (and, in the case of an offering of Capital Securities, , the Trust Agreement, the Guarantee) and any Delayed Delivery Contracts, will not contravene any provisions of applicable law or the certificate of incorporation or by-laws of the Company or the Trust Agreement, if applicable, or any agreement or other instrument binding upon the Issuer Trust, if applicable, the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer Trust, if applicable, the Company or any of its consolidated subsidiaries, and no consent, approval or authorization or order of or qualification with any governmental body or agency is required for the performance by the Issuer Trust, if applicable, or the Company of its obligations under the Underwriting Agreement, the relevant Indenture and the Offered Debt Securities (and, in the case of an offering of Capital Securities, the
     Capital Securities and the Guarantee) and any Delayed Delivery Contracts, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Offered Securities; provided, however, that such counsel need not express an opinion as to whether the purchase of the Offered Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended;

          (xi) in the case of an offering of Capital Securities, the Trust is not and, after giving effect to the offering and sale of the Capital Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (xi) such counsel is of the opinion ascribed to it under the caption "Certain Federal Income Tax Consequences" in the Prospectus Supplement;

          (xii) the statements (1) in the Basic Prospectus under the captions "The Issuer Trusts," "Description of Debt Securities," "Description of Capital Securities," "Description of Guarantees," and "Plan of Distribution," (2) in the Prospectus Supplement under "Description of Capital Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee," "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee" and "Underwriting," (3) in the Registration Statement under Item 15, (4) in "Item 3 - Legal Proceedings" of the most recent annual reports on Form 10-K incorporated by reference in the Prospectus and (5) in "Item 1 - Legal Proceedings" of Part II of the quarterly reports on Form 10-Q, if any, filed since such annual reports and incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          (xiii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries or, if applicable, the Issuer Trust is a party or to which any of the properties of the Company or any of its consolidated subsidiaries or, if applicable, the Issuer Trust is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated by reference as required; and

          (xiv) such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except as to financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) has no reason to believe that any part of the Registration Statement (except as to financial statements and schedules included therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes Forms T-1), on the date such part became effective contained, and the Registration Statement (except as to financial statements and schedules included therein, as to which such counsel need not express any belief, and except for the part of the Registration Statement that constitutes Forms T-1) as of the date such opinion is delivered contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and Prospectus (except as to financial statements and schedules included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (4) has no reason to believe that the Prospectus (except as to financial statements and schedules included therein as to which such counsel need not express any belief) as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading

; provided that, in the case of an offering of Debt Securities only, such counsel may exclude any such opinion relating to the Issuer Trust or the offering of Capital Securities.

     (c) The Manager shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (iv), (v),
(vi), (vii), (viii), (xii) (but only as to statements in the Basic Prospectus under "Description of Debt Securities," "Description of Capital Securities," "Description of Guarantees" and "Plan of Distribution" and in the Prospectus Supplement under "Description of Capital Securities," "Description of Junior Subordinated Debentures," "Description of the Guarantees," "Relationship Among the Capital Securities, the Junior Subordinated Indenture and the Guarantees" and "Underwriting"), and (xiv) (2), (3) and (4) of paragraph (b) above; provided that, in the case of an offering of Debt Securities only, such counsel may exclude any such opinion relating to the Issuer Trust or the offering of Capital Securities.

     With respect to subparagraph (xiv) of paragraph (b) above, if such opinion is given by counsel who is also an officer of the Company, such counsel may state that his or her opinion and belief are based upon his or her participation, or the participation of someone under his or her supervision, in the preparation of the Registration Statement and Prospectus and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to subparagraph (xiv) of paragraph (c) above, Davis Polk & Wardwell and, if Brown & Wood LLP is giving such opinion, Brown & Wood LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

     (d) In the case of an offering of Capital Securities, the Manager shall have received on the Closing Date an opinion dated the Closing Date of Richards, Layton & Finger, P.A., special Delaware counsel for the Issuer Trust or the Company, or of other counsel satisfactory to the Manager, to the effect that:

          (i) the Issuer Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and under the Trust Agreement and the Delaware Business Trust Act has the trust power and authority to conduct its business, all as described in the Registration Statement and Prospectus;

          (ii) assuming due authorization, execution and delivery of the Trust Agreement by the Company, the Administrators and the Issuer Trustees, the Trust Agreement is a legal, valid and binding agreement of the Company, the Administrators and the Issuer Trustees and is enforceable against the Company, the Administrators and the Issuer Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer, and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

          (iii) under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery of the Underwriting Agreement by the Issuer Trust, and the performance by the Issuer Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Issuer Trust;

          (iv) the Capital Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, will be fully paid and nonassessable undivided beneficial interests in the assets of the Issuer Trust; the holders of Capital Securities, as beneficial owners of the Issuer Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

          (v) the Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust;

          (vi) under the Trust Agreement and the Delaware Business Trust Act, the issuance of the Trust Securities is not subject to preemptive rights;

          (vii) the statements in the Basic Prospectus and the Prospectus Supplement under the caption "The Issuer Trusts" and "Description of Capital Securities" and the statements in the Prospectus Supplement under the caption "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee," insofar as such statements constitute statements of Delaware law, are fairly presented;

          (viii) the issuance and the sale of the Trust Securities by the Issuer Trust, the execution, delivery and performance by the Issuer Trust of the Underwriting Agreement, the consummation by the Issuer Trust of the transactions contemplated by the Underwriting Agreement and compliance by the Issuer Trust with its obligations under the Underwriting Agreement do not violate (A) the Certificate or the Trust Agreement, or (B) any applicable Delaware law or Delaware administrative regulation;

          (ix) after due inquiry, limited to, and solely to the extent disclosed on (a date immediately prior to) the Closing Date, the court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States Federal District Court sitting in the State of Delaware, we do not know of any legal or governmental proceeding pending against the Issuer Trust;

          (x) no authorization, approval, consent or order of any Delaware court or any Delaware governmental authority or Delaware agency is required to be obtained by the Issuer Trust solely in connection with the issuance and sale of the Trust Securities; and

          (xi) the Capital Security Holders (other than those Capital Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Issuer Trust, and the Issuer Trust will not be liable for any income tax imposed by the State of Delaware.

     In rendering such opinion, such counsel may note that Holders of Trust Securities may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and security in connection with and pay taxes or other governmental charges arising from transfers of certificates for Trust Securities and the issuance of replacement certificates for Trust Securities, (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Trust Agreement and (iii) undertake as a party litigant to pay costs in any suit for the enforcement of any right or remedy under the Trust Agreement or against the Property Trustee, to the extent provided in the Trust Agreement.

     (e) The Manager shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the Company's independent auditors, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

     6.   Covenants of the Company and the Issuer Trust.  In
          ---------------------------------------------
further consideration of the agreements of the Underwriters contained herein, each of the Company and the Issuer Trust (or the Company alone in the case of an offering of Debt Securities) covenants as follows:

     (a) To furnish the Manager, without charge, a conformed copy of the Registration Statement (including exhibits and all amendments thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

     (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

     (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company and the Issuer Trust) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus, satisfactory in all respects to the Manager, so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law and to cause such amendments or supplements to be filed promptly with the Commission.

     (d) To endeavor to qualify the Offered Securities and, in the case of an offering of Capital Securities, the Capital Securities and the Guarantees for offer and sale under the securities or blue sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualifications for as long as the Manager shall reasonably request.

     (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of the Underwriting Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

     (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or any securities with characteristics similar to those of the Capital Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

     (g) Whether or not any sale of Offered Securities is consummated, to pay all expenses incident to the performance of the Company's and the Issuer Trust's obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Offered Securities, (iii) the fees and disbursements of the Company's counsel and accountants, of the Issuer Trust's counsel and of the Trustees and their counsel, (iv) the qualification of the Offered Securities and, in the case of an offering of Capital Securities, the Capital Securities and the Guarantees under securities or blue sky laws in accordance with the provisions of
Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky or Legal Investment Memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Offered Securities, (viii) any expenses incurred by the Company or the Issuer Trust in connection with a "road show" presentation to potential investors,
(ix) all document production charges of counsel to the Underwriters (but not including their fees for professional services in connection with the preparation of this Agreement) and (x) any filing fees in connection with any review of the offering of the Offered Securities by the National Association of Securities Dealers, Inc.

     7.   Covenants of the Underwriters.  Each of the several
          -----------------------------
Underwriters represents and agrees with the Company that:

     (a) except to the extent permitted under U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (i) it has not offered or sold, and during the restricted period will not offer or sell, Debt Securities in bearer form (including any Debt Security in global form that is exchangeable for Debt Securities in bearer form) to a person who is within the United States or its possessions or to a United States person and (ii) it has not delivered and will not deliver within the United States or its possessions definitive Debt Securities in bearer form that are sold during the restricted period;

     (b) it has, and throughout the restricted period will have, in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Securities in bearer form are aware that such Debt Securities may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

     (c) if it is a United States person, it is acquiring the Debt Securities in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Securities in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

     (d) if it transfers to any affiliate Debt Securities in bearer form for the purpose of offering or selling such Debt Securities during the restricted period, it will either (i) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (a), (b) and
(c) above or (ii) repeat and confirm the representations and agreements contained in clauses (a), (b) and (c) above on such affiliate's behalf and obtain from such affiliate the authority to so obligate it;

     (e) it will obtain for the benefit of the Company the representations and agreements contained in clauses (a), (b), (c) and (d) above from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(4) for the offer or sale during the restricted period of Debt Securities in bearer form; and

     (f) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Securities may be offered, sold, resold or delivered.

The restricted period is defined at U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(7). All other terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules.

     8.   Indemnification and Contribution.  The Company, or in the
          --------------------------------
case of an offering of Capital Securities, each of the Company and the Issuer Trust jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or allegedly untrue statement or omission based upon information relating to any Underwriter furnished to the Company and the Issuer Trust in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company or the Issuer Trust shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of ts to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer Trust, the Issuer Trustees, the Administrators, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Issuer Trust or Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Issuer Trust to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company or the Issuer Trust by such Underwriter in writing through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company and the Issuer Trust, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of anitten consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and
(ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     To the extent the indemnification provided for in the first or second paragraph in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Issuer Trust on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Issuer Trust on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Issuer Trust on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the Issuer Trust and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company and the Issuer Trust on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or tlleged omission to state a material fact relates to information supplied by the Company and the Issuer Trust or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Issuer Trust and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective amounts of Offered Securities purchased by each of such Underwriters and not joint. The remedies provided for in this
Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     9.   Termination.  This Agreement shall be subject to
          -----------
termination by notice given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or, in the case of an offering of Capital Securities, the Issuer Trust shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

     10.  Defaulting Underwriters. If, on the Closing Date or the
          -----------------------
Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Capital Securities set forth opposite their respective names herein bears to the aggregate number of Firm Capital Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as we may specify, to purchase the Offered Capital Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Offered Capital Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Offered Capital Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Capital Securities and the aggregate number of Firm Capital Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Capital Securities to be purchased, and arrangements satisfactory to us and the Company for the purchase of such Firm Capital Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either we or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Capital Securities and the aggregate number of Additional Capital Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Capital Securities to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Capital Securities or (ii) purchase not less than the number of Additional Capital Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Issuer Trust to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Issuer Trust shall be unable to perform its obligations under this Agreement, the Company and the Issuer jointly and severally agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Securities.

     11.  Representations and Indemnities to Survive.  The
          ------------------------------------------
respective indemnity and contribution agreements and the representations, warranties and other statements of the Issuer Trust, the Administrators, the Company, its officers and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company or on behalf of the Issuer Trust, the Issuer Trustee, the Administrators, or any person controlling the Issuer Trust and (iii) acceptance of and payment for any of the Offered Securities.

     12.  Successors.  This Agreement will inure to the benefit of
          ----------
and be binding upon the parties hereto and their respective successors and the officers, directors, Administrators and Issuer Trustees and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

     13.  Counterparts.  The Underwriting Agreement may be signed
          ------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     14.  Applicable Law.  This Agreement shall be governed by and
          --------------
construed in accordance with the internal laws of the State of New York.

     15.  Headings.  The headings of the sections of this Agreement
          --------
have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                                                   SCHEDULE I

                          DELAYED DELIVERY CONTRACT

                                                              ________, 19__

Dear Sirs:

     The undersigned hereby agrees to purchase from Morgan Stanley, Dean Witter, Discover & Co., a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Company's
Prospectus dated         , 19__ and Prospectus Supplement dated       , 19__,
receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

     The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A.
Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".

     Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made in immediately available funds at the
office of                                                , New York, N.Y., at
10:00 A.M. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

     This agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     If this agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                   Yours very truly,


                                   (Purchaser)


                                   By:
                                       Name:
                                       Title:
                                       Address:


Accepted:

MORGAN STANLEY, DEAN WITTER,
 DISCOVER & CO.


By:
    Name:
    Title:

               PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING


     The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)


                                      Telephone
                                   (including area
               Name                     code)               Department
               ----               ----------------          ----------

     _______________________  ______________________      ___________________


     _______________________  ______________________      ___________________


     _______________________  ______________________      ___________________


     _______________________  ______________________      ___________________



                                                                   SCHEDULE A



Securities:
----------



Principal amounts or Numbers to be Purchased:
--------------------------------------------



Purchase Price:
--------------



Delivery Dates:
--------------